Exhibit 99.1

Synlogic and Caldera Therapeutics Announce Merger Agreement and Concurrent Private Placement

July 29, 2026

Combined company to operate as Caldera Therapeutics, developing CLD-423, a potential first-in-class

TL1A x IL-23p19 bispecific antibody for inflammatory bowel disease and other immune-mediated diseases

Concurrent upsized $278 million private placement committed by a syndicate of leading healthcare institutional investors and mutual funds expected to fund operations through Phase 2 clinical trials in ulcerative colitis and Crohn’s disease, with cash runway projected into 2029

CAMBRIDGE, Mass., July 29, 2026 – Synlogic, Inc. (OTC: SYBX) (“Synlogic”) and Caldera Therapeutics, Inc. (“Caldera”), a privately held clinical-stage biotechnology company developing CLD-423, a potential first-in-class TL1A x IL-23p19 bispecific antibody for inflammatory bowel disease (IBD) and other immune-mediated diseases, today announced that they have entered into a definitive merger agreement to combine in an all-stock transaction. The combination will be accomplished by both companies becoming wholly-owned subsidiaries of a newly formed holding company. Upon closing, the combined company plans to operate under the name Caldera Therapeutics, Inc. and intends to apply to trade on the Nasdaq Capital Market under the ticker symbol “CALD.”

In support of the proposed merger, Caldera has secured commitments for an upsized concurrent private placement expected to generate approximately $278 million in gross proceeds from a syndicate of leading healthcare institutional investors and mutual funds, including Bain Capital Life Sciences, TCGX, Atlas Venture, venBio Partners, Omega Funds, Blackstone Multi-Asset Investing, LAV, Wellington Management, Janus Henderson Investors, Sirenia Capital Management LP, Vivo Capital, several additional mutual funds and other institutional investors.

The financing is expected to support the Phase 2 clinical development of CLD-423 in ulcerative colitis and Crohn’s disease, as well as potential development in additional immune-mediated diseases. The combined company’s cash and cash equivalents at closing, together with the proceeds from the concurrent private placement, are expected to fund the combined company’s operations into 2029. The financing is expected to close concurrently with the merger, subject to the satisfaction of customary closing conditions.

“In just over a year, we’ve shown our team’s ability to open up a lead with compelling data from a molecule poised to deliver the next horizon of I&I therapy,” said Praveen Tipirneni, MD, MBA, Chief Executive Officer of Caldera. “These transactions provide the capital and public company platform to advance our vision as we move into Phase 2 development in IBD and continue exploring the potential of CLD-423 across additional immune-mediated diseases.”

“Following our evaluation of strategic alternatives, we believe this transaction represents the best path forward for our shareholders and an exciting opportunity to support the advancement of an innovative program with the potential to break through the current efficacy ceiling in inflammatory bowel disease,” said Mary Beth Dooley, Principal Executive Officer and Principal Financial Officer of Synlogic. “We are impressed by the strength of Caldera’s team, CLD-423’s differentiated profile, and the clear development strategy for the combined company. We look forward to supporting this next chapter and the important work ahead.”

About CLD-423

CLD-423 is an investigational bispecific antibody designed to simultaneously inhibit the clinically validated TL1A and IL-23p19 pathways for the treatment of inflammatory bowel disease (IBD) and other immune-mediated diseases. By combining both mechanisms in one molecule, CLD-423 has the potential to deliver greater efficacy than single-targeted standards of care. CLD-423 was rationally designed with a natural IgG structure and a monovalent 1+1 format to reduce TL1A target-based immunogenicity liabilities. In addition, CLD-423 incorporates the YTE half-life extension mutation to enable a competitive dosing profile.

CLD-423 is currently being evaluated in a Phase 1 healthy volunteer clinical trial in Australia. The trial commenced in January 2026 and has completed dosing. Unblinded data from the first four single ascending dose (SAD) cohorts through 85 days (cohorts 1 and 2) and 57 days (cohorts 3 and 4) support trial objectives and provide a strong foundation for future efficacy trials. In these SAD cohorts, CLD-423 was generally well tolerated with no dose-limiting toxicities. CLD-423 demonstrated a favorable pharmacokinetic (PK) profile, with approximately dose-proportional exposure, a serum half-life exceeding 40 days within the anticipated therapeutic exposure range, and approximately 80% subcutaneous bioavailability. These properties support the potential for a convenient maintenance dosing regimen of once every 8 or 12 weeks in IBD patients. CLD-423 demonstrated rapid and sustained TL1A target engagement as measured by inhibition of pNF-kB signaling in whole blood. Anti-drug antibody (ADA) incidence was low in the SAD cohorts, with late onset and low titers, reflecting a favorable immunogenicity profile consistent with well-behaved therapeutic antibodies and not characteristic of bivalent anti-TL1A antibodies. Caldera expects to report additional data from all five SAD cohorts and data from the multiple-dose cohorts later in 2026.

Caldera holds exclusive worldwide rights to develop and commercialize CLD-423 under a license agreement with Qyuns Therapeutics Co., Ltd. Caldera plans to initially develop CLD-423 in ulcerative colitis and Crohn’s disease before potentially expanding into additional immune-mediated diseases.

About the Proposed Transaction

Under the terms of the merger agreement, as of the closing of the proposed merger, pre-merger Synlogic stockholders are expected to own approximately 2.3% of the combined company, pre-merger Caldera stockholders are expected to own approximately 62.8% of the combined company, and investors participating in the concurrent private placement are expected to own approximately 34.9% of the combined company.

The percentage ownership of the combined company that Synlogic stockholders will own as of the closing of the proposed merger is subject to adjustment based on the estimated amount of Synlogic’s net cash immediately prior to the closing date.

The transaction has been approved by the Board of Directors of both companies and is expected to close by early 2027, subject to the satisfaction of customary closing conditions, including, among others, approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (“SEC”) to register the securities to be issued in connection with the proposed acquisitions of Caldera and Synlogic and the satisfaction of other customary closing conditions.

Following the closing, the combined company will operate under the name Caldera Therapeutics, Inc. and intends to apply to trade on the Nasdaq Capital Market under the ticker symbol “CALD.” The combined company will be led by Praveen Tipirneni, MD, MBA, Caldera’s current Chief Executive Officer. Caldera’s Board of Directors will become the directors of the combined company.

Lucid Capital Markets is serving as exclusive financial advisor to Synlogic, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is serving as legal counsel to Synlogic.

Jefferies, TD Cowen, Guggenheim Securities, UBS Investment Bank, and LifeSci Capital are serving as placement agents to Caldera. Fenwick & West LLP is serving as legal counsel to Caldera. Cooley LLP is serving as legal counsel to the placement agents.

About Caldera Therapeutics, Inc.

Caldera Therapeutics is a clinical-stage company developing CLD-423, a potential first-in-class bispecific antibody targeting the clinically validated IL-23p19 and TL1A pathways for the treatment of inflammatory bowel disease (IBD) and other immune-mediated diseases. Caldera has assembled a senior leadership team with deep experience in the discovery and development of IBD therapeutics and a proven track record of building biotechnology companies.

About Synlogic

Synlogic is a biopharmaceutical company historically focused on advancing novel therapeutics to transform the care of serious disease in need of new treatment options.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Caldera and Synlogic, Synlogic and the newly formed company will file relevant materials with the SEC. The newly formed company will file a registration statement on Form S-4 that will include a proxy statement and prospectus relating to the proposed transaction, which will constitute a proxy statement of Synlogic and a prospectus of the newly formed company (the “Prospectus”). Synlogic and the newly formed company may also file other documents with the SEC regarding the proposed transaction. These documents are not a substitute for the Prospectus or any other document which Synlogic or the newly formed company may file with the SEC or send to stockholders of Synlogic or Caldera in connection with the proposed transaction. The Prospectus will be mailed to Synlogic’s stockholders.

INVESTORS AND SECURITY HOLDERS OF SYNLOGIC AND CALDERA ARE URGED TO READ THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING SYNLOGIC, CALDERA, AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the Prospectus (when available) and other documents filed with the SEC by Synlogic or the newly formed company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Synlogic will be available free of charge on Synlogic’s website at www.synlogictx.com.

No Offer or Solicitation

This communication is for informational purposes only and not intended to constitute, and shall not constitute, an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe, buy, or sell, any securities of Caldera, Synlogic, or the combined company, or the solicitation of any vote or approval in any jurisdiction for the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Synlogic or Caldera. However, Synlogic and Caldera and each of their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Synlogic may be found in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026 and its Amendment to its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the expected timing of the closing of the transaction; the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction; the competitive position of the combined company; the expected post-closing ownership of the combined company; the expected management team and Board of Directors of the combined company; the combined company’s expected cash at closing and cash runway; the therapeutic potential of CLD-423 and its safety, tolerability, pharmacokinetic, pharmacodynamic and immunogenicity profile, including the anticipated benefits of its design; the interpretation and significance of interim and preliminary data from Caldera’s ongoing and planned clinical trials of CLD-423; the estimated half-life of CLD-423 and its potential for extended subcutaneous maintenance dosing; the design, timing, initiation, enrollment, endpoints and anticipated results of Caldera’s current and planned clinical trials and preclinical studies, and the timing of related regulatory submissions and interactions with applicable regulatory authorities; the potential of CLD-423 in inflammatory bowel disease and other indications, and the size of the associated market and patient population opportunities; and Caldera’s clinical development plans, strategy and timelines; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from stockholders of Synlogic and Caldera; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require either party to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the parties’ ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (vii) risks related to diverting management’s attention from ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) the parties’ ability to realize the anticipated benefits of the proposed transaction; (x) the risk that the parties may assume unexpected liabilities and expenses as a result of the transaction; (xi) uncertainties as to Caldera’s anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results; (xii) the risk that interim, preliminary or topline clinical data may change as additional data become available, and that early clinical results may not be predictive of results in later-stage clinical trials or in patients; and (xiii) uncertainties regarding the safety, efficacy, immunogenicity, pharmacokinetic profile and regulatory path of CLD-423, including interactions with and approvals from applicable regulatory authorities. For information regarding other related risks, see the “Risk Factors” section of Synlogic’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026, as amended on April 30, 2026, Synlogic’s most recent Quarterly Report on Form 10-Q and Synlogic’s other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Neither Synlogic nor Caldera assumes any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

For Caldera Therapeutics Inquiries:

Lauren Arnold

LA Communications

Lauren@LaCommunications.net

For Synlogic Inquiries:

info@synlogictx.com